Supplement dated December 18, 2023, to the Prospectus dated May 1, 2023, for the
Protective Variable Annuity II B Series variable annuity contracts issued by Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Appendix H is deleted and replaced with the following:

APPENDIX H:
SUPERCEDED RATE SHEET PROSPECTUS SUPPLEMENT INFORMATION

For Contract Applications signed (or purchases under the RightTime option) on or after May 1, 2021, but before January 10, 2022:

The current SecurePay Fee applicable to your Contract is as follows:

Purchase of SecurePay 5 at Contract Purchase (as an annualized percentage of the Benefit Base)	1.20%
Purchase of SecurePay 5 under RightTime (as an annualized percentage of the Benefit Base)	1.30%

ROLL-UP PERCENTAGE 5.00% (as a percentage of the Benefit Base)

MAXIMUM WITHDRAWAL PERCENTAGE

Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage (as a percentage of the Benefit base)	(Two Covered Persons) Withdrawal Percentage (as a percentage of the Benefit Base)
At least 60 but less than 65 years old	4.00%	3.50%
At least 65 but less than 67 years old	4.75%	4.25%
At least 67 but less than 70 years old	5.00%	4.50%
At least 70 but less than 72 years old	5.30%	4.80%
At least 72 or more	5.55%	5.05%

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at
800-456-6330. Please keep this Supplement for future reference.